Exhibit 99.1

CorpAcq and Churchill Capital Corp VII Announce Filing of Registration Statement on Form F-4 in Connection with Proposed Business Combination and CorpAcq’s First Half 2023 Results

ALTRINCHAM, England and NEW YORK, November 17, 2023 – CorpAcq Holdings Limited ("CorpAcq"), a corporate compounder with a proven track record of acquiring and supporting founder-led businesses, Churchill Capital Corp VII ("Churchill VII") (NYSE: CVII), a special purpose acquisition company, and CorpAcq Group Plc, a public limited company incorporated under the laws of England and Wales ("CorpAcq Group"), announced today the filing of a registration statement of CorpAcq Group on Form F-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the “SEC”) on November 17, 2023.

The Registration Statement contains a proxy statement/prospectus in connection with the definitive agreement entered into between Churchill VII, CorpAcq and CorpAcq Group with respect to the proposed business combination (the “Merger Agreement”, and the transactions contemplated thereby, the “Transactions”). While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about CorpAcq, CorpAcq Group, Churchill VII and the Transactions.

As announced on August 1, 2023, CorpAcq intends to go public through a business combination with Churchill VII. Upon closing, CorpAcq Group will be a publicly traded corporate compounder with a portfolio of 42 businesses (as of September 30, 2023) that have strong asset bases, operate in resilient industries with high barriers to entry, and generate strong growth and free cash flow.

The Transactions, which have been approved by the Boards of Directors of CorpAcq and Churchill VII, are expected to close in early 2024 and is subject to approval by Churchill VII's shareholders, the Registration Statement being declared effective by the SEC, Churchill VII having available cash at closing of at least $350 million, net of transaction fees, and other customary closing conditions. Upon completion of the Transactions, the combined company will operate as CorpAcq Group Plc and is expected to be listed on the New York Stock Exchange under the ticker “CPGR”.

In addition, CorpAcq’s performance in the first six months of 2023 has been strong, with organic revenue growth of approximately 9% and organic adjusted EBITDA growth of approximately 11%. For the six months ended June 30, 2023, CorpAcq had total revenues and adjusted EBITDA of approximately £341.6 million and £60.6 million, respectively. Further information on CorpAcq’s financial performance for the first six months of 2023 is available in the Registration Statement.

UBS Investment Bank is serving as financial advisor to CorpAcq. Citigroup Global Markets Inc. is serving as capital markets advisor to Churchill VII. Reed Smith LLP is serving as legal counsel to CorpAcq. Weil, Gotshal & Manges LLP is serving as legal counsel to Churchill VII.

About CorpAcq Holdings Limited

CorpAcq is a corporate compounder founded in 2006 with deep commercial experience and a diversified portfolio of 42 companies (as of September 30, 2023) across multiple large industries. CorpAcq has a track record of unlocking business potential and long-term growth for small and medium-sized enterprises through its established M&A playbook and decentralized operational approach. CorpAcq's executive team develops close relationships with their subsidiaries’ management to support them with financial and strategic expertise while allowing them to retain independence to continue to operate their business successfully. CorpAcq is headquartered in the United Kingdom.

About Churchill Capital Corp VII

Churchill Capital Corp VII was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Important Notices Relating to Financial Advisors

UBS AG London Branch ("UBS") is authorized and regulated by the Financial Market Supervisory Authority in Switzerland. It is authorized by the PRA and subject to regulation by the FCA and limited regulation by the PRA in the United Kingdom. UBS provided financial advice to CorpAcq and no one else in connection with the process or contents of this announcement. In connection with such matters, UBS will not regard any other person as its client, nor will it be responsible to any other person for providing the protections afforded to its clients or for providing advice in relation to the process, contents of this announcement or any other matter referred to herein.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Churchill VII and CorpAcq have based these forward-looking statements on each of its current expectations and projections about future events. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of CorpAcq’s and Churchill VII’s respective management teams and are not predictions of actual performance. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill VII and CorpAcq. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill VII and CorpAcq that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq operates; CorpAcq's ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of a global pandemic, to CorpAcq's business, projected results of operations, financial performance or other financial metrics; CorpAcq's reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that CorpAcq may face; assumptions or analyses used for CorpAcq's forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CorpAcq Group, which will be the combined company upon closing of the Transactions, or the expected benefits of the Transactions or that the approval of the shareholders of Churchill VII is not obtained; the risk that shareholders of Churchill VII could elect to have their shares redeemed by Churchill VII, thus leaving CorpAcq Group insufficient cash to complete the Transactions or grow its business; the outcome of any legal proceedings that may be instituted against CorpAcq or Churchill VII; failure to realize the anticipated benefits of the Transactions; risks relating to the uncertainty of the projected financial information with respect to CorpAcq; the effects of competition; changes in applicable laws or regulations; the ability of CorpAcq to manage expenses and recruit and retain key employees; the ability of Churchill VII or CorpAcq Group to issue equity or equity linked securities in connection with the Transactions or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; a potential U.S. government shutdown; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and the Middle East; the impact of a current or future pandemic on CorpAcq, Churchill VII or CorpAcq Group's projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed in under the heading “Risk Factors” in the Registration Statement, as may be amended from time to time, and other documents filed, or to be filed, with the SEC by Churchill VII or CorpAcq Group. If any of these risks materialize or CorpAcq’s or Churchill VII’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CorpAcq nor Churchill VII presently know or that CorpAcq and Churchill VII currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect CorpAcq’s and Churchill VII’s expectations, plans or forecasts of future events and views as of the date of this communication. CorpAcq and Churchill VII anticipate that subsequent events and developments will cause CorpAcq’s and Churchill VII’s assessments to change. However, while CorpAcq and Churchill VII may elect to update these forward-looking statements at some point in the future, CorpAcq and Churchill VII specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing CorpAcq and Churchill VII’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in CorpAcq, CorpAcq Group, or Churchill VII is not an investment in any of CorpAcq’s, CorpAcq Group's, or Churchill VII’s respective founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of CorpAcq, CorpAcq Group, or Churchill VII, which may differ materially from the performance of past investments, companies or affiliated funds.

Non-GAAP Financial Measures

This communication includes certain financial measures not presented in accordance with UK GAAP or IFRS including, but not limited to, Adjusted EBITDA, Free Cash Flow, EBITDA Margin, ROIC and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with UK GAAP, or IFRS or any other GAAP and may exclude items that are significant in understanding and assessing CorpAcq’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under UK GAAP, IFRS, or any other GAAP. You should be aware that CorpAcq’s presentation of these measures may not be comparable to similarly-titled measures used by other companies.

CorpAcq believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to CorpAcq’s financial condition and results of operations. CorpAcq believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing CorpAcq’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Additional Information and Where to Find It

This communication does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions.

The Registration Statement includes a proxy statement/prospectus to be distributed to Churchill VII’s shareholders and warrantholders in connection with Churchill VII’s solicitation for proxies for the vote by Churchill VII’s shareholders and warrantholders in connection with the Transactions and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued by CorpAcq Group to Churchill’s shareholders and warrantholders in connection with the completion of the Transactions. Before making any voting or other investment decisions, Churchill VII’s shareholders and warrantholders and other interested persons are advised to read the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Churchill VII’s solicitation of proxies for its special meeting of shareholders and its special meeting of warrantholders to be held to approve, among other things, the Transactions, as well as other documents filed with the SEC by Churchill VII or CorpAcq Group in connection with the Transactions, as these documents will contain important information about CorpAcq, CorpAcq Group, Churchill VII and the Transactions. After the Registration Statement has been declared effective, Churchill VII will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders and warrantholders as of the record date established for voting on the proposed transaction. Shareholders and warrantholders may also obtain a copy of the Registration Statement or definitive proxy statement/prospectus, once available, as well as other documents filed by Churchill VII with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Participants in the Solicitation

CorpAcq, CorpAcq Group, Churchill VII, Churchill Sponsor VII LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Churchill VII’s shareholders and warrantholders with respect to the Transactions and other matters described in the Registration Statement. A list of the names of Churchill VII’s directors and executive officers and a description of their interests in Churchill VII is set forth in Churchill VII’s filings with the SEC (including the Registration Statement and Annual Reports and Quarterly Reports filed by Churchill VII with the SEC on Forms 10-K and 10-Q, respectively) and are available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Media Contact

Christina Stenson / Michael Landau
Gladstone Place Partners
(212) 230-5930

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